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                                  EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, James B. Hawkins, certify, to the best of my knowledge, that based upon a review of the Quarterly Report on Form 10-Q of Invivo Corporation, for the three months ended December 31, 2002 (the "Form 10-Q"), the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Invivo Corporation for the quarterly period covered by the Form 10-Q.

Date: February 14, 2003              By:   /s/  JAMES B. HAWKINS
                                     ===========================================
                                     President and Chief Executive Officer,
                                     Invivo Corporation

        I, John F. Glenn, certify, to the best of my knowledge, that based upon a review of the Quarterly Report on Form 10-Q of Invivo Corporation, for the three months ended December 31, 2002 (the "Form 10-Q"), the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Invivo Corporation for the quarterly period covered by the Form 10-Q.

Date: February 14, 2003              By:   /s/  JOHN F. GLENN
                                     ==========================================
                                     Vice President and Chief Financial Officer,
                                     Invivo Corporation